Public Service Enterprise Group PSEG Earnings Conference Call 3 rd Quarter 2019 October 31, 2019 EXHIBIT 99.1

Certain of the matters discussed in this presentation about our and our subsidiaries’ future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such
forward-looking
statements
are
subject
to
risks
and
uncertainties,
which
could
cause
actual
results
to
differ
materially
from
those
anticipated.
Such
statements
are
based
on
management’s
beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,”
“should,” “hypothetical,” “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-
looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission (SEC), including our 2018 Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K. These factors include, but are not limited to:
•
fluctuations in wholesale power and natural gas markets, including the potential impacts on the economic viability of our generation units;
•
our ability to obtain adequate fuel supply;
•
any inability to manage our energy obligations with available supply;
•
PSE&G’s proposed investment programs may not be fully approved by regulators and its capital investment may be lower than planned;
•
increases in competition in wholesale energy and capacity markets;
•
changes in technology related to energy generation, distribution and consumption and customer usage patterns;
•
economic downturns;
•
third-party credit risk relating to our sale of generation output and purchase of fuel;
•
adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements;
•
changes in state and federal legislation and regulations, and PSE&G’s ability to recover costs and earn returns on authorized investments;
•
the impact of any future rate proceedings;
•
risks associated with our ownership and operation of nuclear facilities, including regulatory risks, such as compliance with the Atomic Energy Act and trade control, environmental and other regulations, as well as financial, environmental and health and safety risks;
•
the impact on our New Jersey nuclear plants if such plants are not selected to participate in future Zero Emission Certificate (ZEC) programs, ZEC programs are overturned or modified through legal proceedings or if adverse changes are made to the capacity market construct;
•
adverse changes in energy industry laws, policies and regulations, including market structures and transmission planning;
•
changes in federal and state environmental regulations and enforcement;
•
delays in receipt of, or an inability to receive, necessary licenses and permits;
•
adverse outcomes of any legal, regulatory or other proceeding, settlement, investigation or claim applicable to us and/or the energy industry;
•
changes in tax laws and regulations;
•
the impact of our holding company structure on our ability to meet our corporate funding needs, service debt and pay dividends;
•
lack of growth or slower growth in the number of customers or changes in customer demand;
•
any inability of PSEG Power to meet its commitments under forward sale obligations;
•
reliance on transmission facilities that we do not own or control and the impact on our ability to maintain adequate transmission capacity;
•
any inability to successfully develop, obtain regulatory approval for, or construct generation, transmission and distribution projects;
•
any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers;
•
our inability to exercise control over the operations of generation facilities in which we do not maintain a controlling interest;
•
any inability to recover the carrying amount of our long-lived assets and leveraged leases;
•
any inability to maintain sufficient liquidity;
•
any inability to realize anticipated tax benefits or retain tax credits;
•
challenges associated with recruitment and/or retention of key executives and a qualified workforce;
•
the impact of our covenants in our debt instruments on our operations; and
•
the impact of acts of terrorism, cybersecurity attacks or intrusions.
All of the forward-looking statements made in this presentation are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business, prospects, financial condition, results of operations or cash flows. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this presentation apply only as of the date of this presentation. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even in light of new information or future events, unless otherwise required by applicable securities laws.
The forward-looking statements contained in this presentation are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended.
Forward-Looking Statements

PSEG presents Operating Earnings and Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) in
addition to its Net Income reported in accordance with accounting principles generally accepted in the United States (GAAP).
Operating Earnings and Adjusted EBITDA are non-GAAP financial measures that differ from Net Income. Non-GAAP Operating
Earnings exclude the impact of returns (losses) associated with the Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM)
accounting and material one-time items. Non-GAAP Adjusted EBITDA excludes the same items as our non-GAAP Operating
Earnings measure as well as income tax expense, interest expense and depreciation and amortization. The last two slides in this presentation (Slides A and B) include a list of items excluded from Net Income/(Loss) to reconcile to non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA with a reference to those slides included on each of the slides where the non-GAAP information appears.
Management uses non-GAAP Operating Earnings in its internal analysis, and in communications with investors and analysts, as a consistent measure for comparing PSEG’s financial performance to previous financial results. Management believes non-GAAP
Adjusted EBITDA is useful to investors and other users of our financial statements in evaluating operating performance because it provides them with an additional tool to compare business performance across companies and across periods. Management also believes that non-GAAP Adjusted EBITDA is widely used by investors to measure operating performance without regard to items such as income tax expense, interest expense and depreciation and amortization, which can vary substantially from company to company depending upon, among other things, the book value of assets, capital structure and whether assets were constructed or acquired. Non-GAAP Adjusted EBITDA also allows investors and other users to assess the underlying financial performance of our fleet before management’s decision to deploy capital. The presentation of non-GAAP Operating Earnings and non-GAAP Adjusted
EBITDA is intended to complement, and should not be considered an alternative to, the presentation of Net Income/(Loss), which is an indicator of financial performance determined in accordance with GAAP. In addition, non-GAAP Operating Earnings and non-
GAAP Adjusted EBITDA as presented in this release may not be comparable to similarly titled measures used by other companies.
Due to the forward looking nature of non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA guidance, PSEG is unable to reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measure. Management is unable to project certain reconciling items, in particular MTM and NDT gains (losses), for future periods due to market volatility.
GAAP Disclaimer
These
materials
and
other
financial
releases
can
be
found
on
the
PSEG
website
at
https://investor.pseg.com.
From
time
to
time,
PSEG,
PSE&G
and
PSEG
Power
release
important
information
via
postings
on
their
corporate
website
at
https://investor.pseg.com.
Investors
and
other
interested
parties
are
encouraged
to
visit
the
corporate
website
to
review
new
postings.
The
“Email
Alerts”
link
at
https://investor.pseg.com
may
be
used
to
enroll
to
receive
automatic
email
alerts
and/or
Really
Simple
Syndication
(RSS)
feeds
regarding
new
postings
at
https://investor.pseg.com/rss.

PSEG 2019 Q3 Review Ralph Izzo Chairman, President and Chief Executive Officer

PSEG Q3 2019
Third Quarter Highlights
Net Income per share of $0.79 in Q3 2019 vs. $0.81 in Q3 2018
Non-GAAP Operating Earnings* per share of $0.98 in Q3 2019 vs. $0.95 in Q3 2018
PSE&G results benefited from increased investment in utility infrastructure and rate relief
PSEG Power results impacted by lower capacity revenues partly offset by
Zero Emission Certificate (ZEC) revenues
Operational Excellence
Nuclear achieved a capacity factor of 91% for Q3 and YTD 2019
Disciplined Capital Investment
PSEG on track to invest ~$3.1 billion in 2019:  $2.7 billion at PSE&G
Clean Energy Future –
Energy Efficiency (CEF-EE) procedural schedule extended
Completed sale of PSEG Power’s ownership interest in Keystone and Conemaugh, creating path to complete exit of coal units from Power’s fleet
PSEG exercised an option to potentially acquire a 25% equity interest in Ørsted’s
1,100 MW Ocean Wind project, subject to advanced due diligence negotiations toward a joint venture agreement
*See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP).

PSEG Q3 Results Summary
Quarter ended September 30

$ millions (except EPS)
2019
2018
Net Income
$      403
$     412
Reconciling Items
92
69
Operating Earnings (non-GAAP)*
$      495
$     481
EPS from Net Income
$     0.79
$    0.81
EPS from Operating Earnings (non-GAAP)*
$     0.98
$    0.95
*See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP).

PSEG Year-to-Date Results Summary
Nine Months ended September 30

$ millions (except EPS)
2019
2018
Net Income
$   1,256
$   1,239
Reconciling Items
80
59
Operating Earnings (non-GAAP)*
$   1,336
$   1,298
EPS from Net Income
$     2.47
$     2.44
EPS from Operating Earnings (non-GAAP)*
$     2.64
$     2.56
*See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP).

PSEG -
Regulatory and Policy Initiative Update
ES II Settlement
PSE&G Energy Strong II (ES II) settlement approved by NJ Board of Public Utilities
(NJBPU); Investment to begin Q4 2019 and extends through 2023
PSEG’s Priorities Aligned with New Jersey’s Clean Energy Agenda
NJBPU approved the extension of the CEF-EE procedural schedule to March 2020
NJBPU expects to finalize the Energy Master Plan by year-end
PSEG
exercised
an
option
to
potentially
acquire
a
25%
equity
interest
in
Ørsted’s
1,100
MW
Ocean Wind project, subject to advanced due diligence and negotiations toward a JV agreement
PSEG Powering Progress
In
line
with
PSEG
Power’s
goal
to
reduce
CO
2
emissions
80%
by
2046
from
2005
levels,
Keystone and Conemaugh sale creates path to complete exit of coal units from fleet by mid-2021
PSEG
named
to
Dow
Jones
Sustainability
Index
–
North
America
for
the
12
th
consecutive
year
FERC/PJM Wholesale Market Reforms Pending
PJM’s capacity market reforms to accommodate state supported resources and to address price suppression awaiting FERC quorum

Subsidiary contributions adjusted to reflect an increased contribution from
PSE&G, balancing lower expected results at PSEG Power
Non-GAAP Operating Earnings* Contribution by Subsidiary
2018 Actual and 2019E Guidance
*See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP).
**Based
on
the
mid-point
of
2019
non-GAAP
Operating
Earnings
guidance
of
$3.20
-
$3.30
per
share.
E
=
Estimate.
2018
2019E**
PSE&G
PSEG Power
PSEG Enterprise/Other
$3.12
$3.20 -
$3.30E
PSE&G
represents
approximately
75% of 2019
Operating
Earnings
Guidance
PSEG Updating 2019 Full-Year Guidance and Adjusting
Subsidiary Contribution Ranges

PSEG 2019 Q3 Operating Company Review Dan Cregg EVP and Chief Financial Officer

PSEG –
Q3 Results by Subsidiary
Net Income
2019
2018
Change
PSE&G
$  0.68
$  0.54
$  0.14
PSEG Power
$  0.10
$  0.25
$ (0.15)
PSEG Enterprise/Other
$  0.01.
$  0.02
$ (0.01)
Total PSEG
$  0.79
$  0.81
$ (0.02)
Non-GAAP Operating Earnings*
2019
2018
Change
PSE&G
$  0.68
$  0.54
$  0.14
PSEG Power
$  0.29
$  0.39
$ (0.10)
PSEG Enterprise/Other
$  0.01.
$  0.02
$ (0.01)
Total PSEG*
$  0.98
$  0.95
$  0.03
*See Slides A and B for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP) for PSEG, PSEG Power and PSEG Enterprise/Other.
PSEG Q3 EPS Summary –
Quarter ended September 30

$0.81
$0.95
$0.98
$0.79
0.14
(0.10)
(0.01)
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
Q3 2018
Net Income
Q3 2018
Operating
Earnings
(non-GAAP)*
PSE&G
PSEG Power
PSEG
Enterprise/
Other
Q3 2019
Operating
Earnings
(non-GAAP)*
Q3 2019
Net Income
PSEG EPS Reconciliation –
Q3 2019 versus Q3 2018
ZECs  0.07
Capacity  (0.10)
Re-contracting,
Lower Cost to Serve
0.00
Volume  (0.01)
Gas Operations
(0.01)
Depreciation
&
Interest
(0.01)
Taxes & Other  (0.04)
12
Transmission
0.06
Electric Margin
0.03
Gas Margin  0.03
Weather  (0.01)
Distribution O&M
0.01
Distribution
Depreciation & Interest
(0.02)
Distribution
Non-Operating
Pension/OPEB
0.03
Distribution
Taxes & Other  0.01
Interest Expense
*See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP).

PSEG –
Year-to-Date Results by Subsidiary
Net Income/(Loss)
2019
2018
Change
PSE&G
$  1.92
$  1.63
$  0.29
PSEG Power
$  0.61
$  0.79
$ (0.18)
PSEG Enterprise/Other
$ (0.06)
$  0.02
$ (0.08)
Total PSEG
$  2.47
$  2.44
$  0.03
Non-GAAP Operating Earnings*
2019
2018
Change
PSE&G
$  1.92
$  1.63
$  0.29
PSEG Power
$  0.71
$  0.88
$ (0.17)
PSEG Enterprise/Other
$  0.01
$  0.05
$ (0.04)
Total PSEG*
$  2.64
$  2.56
$  0.08
*See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG, PSEG Power and PSEG Enterprise/Other.
PSEG YTD EPS Summary –
Nine Months ended September 30

$2.44
$2.56
$2.64
$2.47
0.29
(0.17)
(0.04)
$0.00
$0.40
$0.80
$1.20
$1.60
$2.00
$2.40
$2.80
YTD 2018
Net Income
YTD 2018
Operating
Earnings
(non-GAAP)*
PSE&G
PSEG Power
PSEG
Enterprise/
Other
YTD 2019
Operating
Earnings
(non-GAAP)*
YTD 2019
Net Income
PSEG EPS Reconciliation –
YTD 2019 versus YTD 2018
ZECs  0.12
Capacity  (0.06)
Re-contracting,
Lower Cost to
Serve  (0.11)
Volume  0.01
Gas Operations
(0.04)
O&M  0.01
Depreciation  (0.04)
Interest Expense
(0.05)
Taxes & Other
(0.01)
14
Transmission
0.13
Gas Margin  0.14
Electric Margin  0.04
Weather  (0.02)
Distribution O&M  0.01
Distribution
Depreciation & Interest
(0.06)
Distribution
Non-Operating
Pension/OPEB
0.05
Interest Expense
& Absence of
One-Time
Investment
Income
*See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP).
Note:  Prior quarter results may not add due to rounding.

PSE&G 2019 Q3 Review

$0.54
$0.68
0.11
0.03
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
Q3 2018
Net
Income
Q3 2019
Net
Income
PSE&G EPS Reconciliation –
Q3 2019
versus Q3 2018
Transmission  0.06
Electric Margin
0.03
Gas Margin  0.03
Weather  (0.01)
Distribution O&M
0.01
Distribution
Depreciation & Interest
(0.02)
Distribution
Non-Operating
Pension/OPEB  0.03
Distribution
Taxes & Other
0.01

6,710
4,522
2,216
5,464
6,296
3,199
5,275
4,673
2,116
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
July
August
September
2019
2018
Normal
PSE&G
–
Q3
Weather
Summary
Q3 2019 vs. Q3 2018 vs. Q3 Normal
PSE&G Monthly Weather Summary
17
Monthly
Temperature
Humidity
Index
(THI)
Q3 2019 temperature-humidity index
was ~10% lower than Q3 2018
and ~12% higher than normal
92
45
63
9
66
31
5
23
6
0
20
40
60
80
100
120
140
160
2019
2018
Normal
July
August
September
Total
Hours
at
90°F
or
Higher
Q3 2019 total hours at or above 90°F
were ~21% lower than Q3 2018
and ~6% higher than normal

PSE&G –
Q3 Highlights
Filed for 2020 FERC Formula Rate to be effective January 1, 2020; customer bill increase ~2% reflecting investment in transmission, changes in cost allocation and completion of certain tax flow backs to customers in 2019
PSE&G residential gas customers will have lower rates totaling ~$13 million during Winter
2019-20; residential gas bills are ~50% lower than in 2008
NJBPU approved extension of the CEF-EE procedural schedule to March 2020
NJBPU approved ES II settlement; work to begin in Q4 2019
Operations
PSE&G invested ~$2 billion in first nine months, on track to invest $2.7 billion for full-year 2019
PSE&G’s Q3 2019 earnings increased by $0.14 per share, or 26%, versus Q3 2018
In August, PSE&G issued $400 million of 30-year Medium-Term Notes (MTNs) at 3.20%
and retired $250 million of 2.00% MTNs
PSE&G 2019 earnings guidance updated to $1,225-$1,250 million from $1,200-$1,230 million
Financial
For the trailing 12-months ended September 30, weather-normalized electric sales were flat and weather-normalized gas sales were 1% higher
Residential electric and gas customer growth continues trending higher at ~1% per year

Regulatory and Market
Environment

PSEG Power 2019 Q3 Review

PSEG Power EPS Reconciliation –
Q3 2019 versus Q3 2018
$0.25
$0.39
$0.29
$0.10
(0.05)
(0.05)
$0.00
$0.10
$0.20
$0.30
$0.40
Q3 2018
Net
Income
Q3 2018
Operating Earnings
(non-GAAP)*
Q3 2019
Net
Income
Q3 2019
Operating Earnings
(non-GAAP)*
ZECs  0.07
Capacity
(0.10)
Re-contracting,
Lower Cost to Serve
0.00
Volume  (0.01)
Gas Operations
(0.01)
Depreciation
&
Interest
(0.01)
Taxes & Other
(0.04)
*See
Slide
B
for
Items
excluded
from
Net
Income
to
reconcile
to
Operating
Earnings
(non-GAAP).

7,991
7,780
1,364
1,249
7,208
7,252
0
2,500
5,000
7,500
10,000
12,500
15,000
17,500
2018
2019
PSEG Power –
Q3 Generation Measures
Total Nuclear
Total Coal
Natural Gas & Oil
*Excludes Solar, Kalaeloa and pumped storage.
**Excludes peaking and steam generation.
***Includes Oil Fuel Costs of $1 million in 2018.
PSEG Power –
Generation (GWh)*
16,563
16,281
PSEG Power –
Capacity Factors (%)*
Quarter ended
September 30
($ millions)
2018
2019
Gas***
$    142
$   146
Coal
30
24
Total Fossil
172
170
Nuclear
48
47
Total Fuel
Cost
$  220
$  217
Total
Generation
(GWh)*
16,563
16,281
$ / MWh
13.28
13.33
PSEG Power –
Fuel Costs*
21
Quarter ended
September 30
2018
2019
Combined
Cycle**
68.2%
63.4%
Coal
PA
78.6%
73.5%
CT
3.1%
0.0%
Nuclear
92.7%
90.8%

23,744
23,140
4,306
3,867
13,589
16,504
0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
40,000
45,000
2018
2019
Nine Months ended
September 30
2018
2019
Combined
Cycle**
52.5%
51.3%
Coal
PA
80.2%
75.4%
CT
10.1%
2.3%
Nuclear
92.9%
91.0%
PSEG Power –
YTD Generation Measures
Total Nuclear
Total Coal
Natural Gas & Oil
*Excludes Solar, Kalaeloa and pumped storage.
**Excludes peaking and steam generation.
***Includes Oil Fuel Costs of $27 million and $4 million in 2018 and 2019, respectively.
PSEG Power –
Generation (GWh)*
41,639
43,511
PSEG Power –
Capacity Factors (%)*
Nine Months ended
September 30
($ millions)
2018
2019
Gas***
$    324
$   396
Coal
107
78
Total Fossil
431
474
Nuclear
143
137
Total Fuel
Cost
$  574
$  611
Total
Generation
(GWh)*
41,639
43,511
$ / MWh
13.79
14.04
PSEG Power –
Fuel Costs*

PSEG Power –
Gross Margin Performance
ZEC revenues earned for full quarter
PJM capacity prices decrease to $116 MW/day (from $205 MW/day) through May 2020
ISO-NE capacity prices decrease to $231 MW/day (from $314 MW/day) through May 2020;
Bridgeport Harbor 5 capacity price locked in for seven years at $231 MW/day
Lower cost to serve offset re-contracting at lower market prices
Lower realized spark spreads
Regional Performance
Region
Q3 Gross
Margin ($M)
Q3 2019 Performance
PJM
$449
Lower capacity revenues, re-
contracting at lower market prices
and lower spark spreads partially
offset by ZEC revenues and lower
cost to serve
New
England
$43
Higher volume from new CCGT
generation partially offset by lower
market prices
New York
$17
Lower prices and demand
PSEG Power Gross Margin ($/MWh)
$40
$33
$31
$0
$10
$20
$30
$40
$50
2017
2018
2019
Quarter ended September 30

Hedging Update
Contracted Energy*
*Hedge percentages and prices as of September 30, 2019 and reflect revenues of full requirement load deals based on contract price including renewable energy credits,
ancillary
and
transmission
components
but
excluding
capacity.
Hedges
include
positions
with
MTM
accounting
treatment
and
options.
24
Oct -
Dec
2019
2020
2021
Nuclear
Volume TWh
7
31
31
%
Hedged
100%
100%
70-75%
Price $/MWh
$37
$37
$35
Combined Cycle
Volume TWh
6-7
21-23
21-23
%
Hedged
100%
70-75%
0%
Price $/MWh
$37
$37
$ -
Total
Volume TWh
13-14
52-54
52-54
%
Hedged
100%
85-90%
40-45%
Price $/MWh
$37
$37
$35

PSEG Power –
Q3 Highlights
Q3 total output down 2% primarily on lower market demand vs Q3 2018
Nuclear fleet achieved a capacity factor of 91% in Q3 and for YTD 2019
CCGT fleet achieved 63% capacity factor in Q3; new units operated at capacity factors > 75%
Nuclear fleet produced 7.8 TWh, down ~3% due to Hope Creek coast down to fall refueling outage; CCGT fleet produced 7.2 TWh of output; and coal fleet produced 1.2 TWh
Operations
Financial
Completed the sale of interests in Keystone and Conemaugh coal-fired generating units
PJM capacity market reforms remain pending at FERC, awaiting quorum
2019
expected
generation
output
remains
57
-
59
TWh
PSEG Power’s total debt as a percentage of capitalization was 33% at September 30
PSEG Power’s 2019 guidance range for non-GAAP Operating Earnings is updated to
$395-$420 million from $395-$460 million; non-GAAP Adjusted EBITDA guidance has been lowered to $1,000-$1,050 million from $1,030-$1,130 million

Regulatory and Market
Environment

PSEG

PSEG Financial Highlights
Updating and narrowing 2019 non-GAAP Operating Earnings guidance to
$3.20
-
$3.30
per
share,
from
$3.15
-
$3.35
per
share
prior;
adjusting
subsidiary contribution ranges
Business mix for 2019 guidance reflects approximately 75% of Operating Earnings contribution from regulated operations at PSE&G
PSEG’s
5-year
capital
spending
forecast
of
$13
-
$15.5
billion,
with
over
90%
directed
at
PSE&G,
is
expected
to
produce
~7.5%
-
8.5%
compound
annual
growth in rate base over 2019-2023 period
PSEG Power’s free cash flow increases with conclusion of CCGT construction program
Hope Creek and Salem 1 and Salem 2 awarded ZECs by NJBPU in April
Financial position remains strong:
Increased 2019 indicative annual common dividend by $0.08 to $1.88 per share
PSEG continues to be a net beneficiary from tax reform
Cash from PSEG Power and increasing cash from operations at PSE&G support dividend growth and fund existing capital spending program without the need to issue equity
Debt as a percentage of capitalization was 52% at September 30

Updating PSEG 2019 Guidance -
By Subsidiary
$ millions (except EPS)
2019E
2018
PSE&G (Net Income)
$1,225 -
$1,250
$1,067
PSEG Power
$395 -
$420
$502
PSEG Enterprise/Other
$5
$13
Operating Earnings (non-GAAP)*
$1,625 -
$1,675
$1,582
Operating EPS (non-GAAP)*
$3.20 -
$3.30
$3.12
Segment Operating Earnings Guidance and Prior Year Results
(non-GAAP, except as noted)*
$ millions
2019E
2018
PSEG Power
$1,000 -
$1,050
$1,059
PSEG Power Adjusted EBITDA (non-GAAP)*
Note:  PSEG Power guidance includes a partial year of ZECs
*See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP) and Slide B for Items excluded from Net Income/(Loss) to reconcile to
Operating Earnings (non-GAAP) and Adjusted EBITDA (non-GAAP).  E = Estimate.

PSEG Liquidity as of September 30, 2019

Expiration
Total
Available
Company
Facility
Date
Facility
Usage
Liquidity
($ Millions)
PSE&G
5-year Credit Facility
Mar-23
$600
(A)
$26
$574
PSEG Money Pool
PSEG / PSEG Power
5-year Credit Facilities (PSEG)
Mar-23
$1,500
(B)
$349
$1,151
5-year Credit Facilities (PSEG Power)
Mar-23
$1,900
(C)
$40
$1,860
3-year LC Facilities (PSEG Power)
Sep-21
$200
$136
$64
Total Money Pool
$3,600
$525
$3,075
Total
$4,200
$551
$3,649
(A) PSE&G facility will be reduced by $4 million in March 2022.
$0
(B) PSEG facilities will be reduced by $9 million in March 2022.
PSE&G ST Investment
$0
(C) PSEG Power facilities will be reduced by $12 million in March 2022.
Total Liquidity Available
$3,649
PSEG Money Pool ST Investment

Reconciliation of Non-GAAP Operating Earnings
Please see Slide 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
A
(a)
Includes the financial impact from positions with forward delivery months.
(b)
Income
tax
effect
calculated
at
the
statutory
rate
except
for
lease
related
activity
which
is
calculated
at
a
combined
leveraged
lease
effective
tax
rate
and
NDT
related
activity
which
is calculated at the statutory rate plus a 20% tax on income (losses) from qualified NDT funds.
2019
2018
2019
2018
2018
Net Income
403
$
412
$
1,256
$
1,239
$
1,438
$
(Gain) Loss on Nuclear Decommissioning Trust (NDT)
Fund Related Activity, pre-tax
(PSEG Power)
4
(43)
(164)
(28)
144
(Gain) Loss on Mark-to-Market (MTM), pre-tax
(a)
(PSEG Power)
121
133
(195)
82
117
Plant Retirements and Dispositions, pre-tax (PSEG Power)
7
-
402
3
(51)
Lease Related Activity, pre-tax (PSEG Enterprise/Other)
-
-
58
20
8
Income Taxes related to Operating Earnings (non-GAAP) reconciling items
(b)
(40)
(21)
(21)
(18)
(74)
Operating Earnings (non-GAAP)
495
$
481
$
1,336
$
1,298
$
1,582
$
PSEG Fully Diluted Average Shares Outstanding (in millions)
507
507
507
507
507
Net Income
0.79
$
0.81
$
2.47
$
2.44
$
2.83
$
(Gain) Loss on NDT Fund Related Activity, pre-tax
(PSEG Power)
0.01
(0.08)
(0.32)
(0.05)
0.28
(Gain) Loss on MTM, pre-tax
(a)
(PSEG Power)
0.24
0.26
(0.38)
0.16
0.23
Plant Retirements and Dispositions, pre-tax (PSEG Power)
0.01
-
0.79
0.01
(0.10)
Lease Related Activity, pre-tax (PSEG Enterprise/Other)
-
-
0.11
0.03
0.02
Income Taxes related to Operating Earnings (non-GAAP) reconciling items
(b)
(0.07)
(0.04)
(0.03)
(0.03)
(0.14)
Operating Earnings (non-GAAP)
0.98
$
0.95
$
2.64
$
2.56
$
3.12
$
($ millions, Unaudited)
($ Per Share Impact -
Diluted, Unaudited)
Year Ended
September 30,
September 30,
December 31,
Reconciling Items
Three Months Ended
Nine Months Ended
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Consolidated Operating Earnings (non-GAAP) Reconciliation

Reconciliation of Non-GAAP Operating Earnings and
Non-GAAP Adjusted EBITDA
Please see Slide 3 for an explanation of PSEG’s use of Operating Earnings and Adjusted EBITDA as non-GAAP financial measures and how they differ from Net Income/(Loss).
B
(a)
Income tax effect calculated at a combined leveraged lease effective tax rate.
2019
2018
2019
2018
2018
Net Income
53
$
125
$
309
$
400
$
365
$
(Gain) Loss on NDT Fund Related Activity, pre-tax
4
(43)
(164)
(28)
144
(Gain) Loss on MTM, pre-tax
(a)
121
133
(195)
82
117
Plant Retirements and Dispositions, pre-tax (PSEG Power)
7
-
402
3
(51)
Income Taxes related to Operating Earnings (non-GAAP) reconciling items
(b)
(40)
(21)
5
(12)
(73)
Operating Earnings (non-GAAP)
145
$
194
$
357
$
445
$
502
$
Depreciation and Amortization, pre-tax
(c)
91
91
278
253
346
Interest Expense, pre-tax
(c) (d)
32
29
80
46
72
Income Taxes
(c)
54
46
122
139
139
Adjusted EBITDA (non-GAAP)
322
$
360
$
837
$
883
$
1,059
$
PSEG Fully Diluted Average Shares Outstanding (in millions)
507
507
507
507
507
PSEG Power Operating Earnings (non-GAAP) and Adjusted EBITDA (non-GAAP) Reconciliation
Year Ended
December 31,
Three Months Ended
Nine Months Ended
Reconciling Items
September 30,
September 30,
($ millions, Unaudited)
2019
2018
2019
2018
2018
Net Income (Loss)
6
$
9
$
(27)
$
11
$
6
$
Lease Related Activity, pre-tax
-
-
58
20
8
Income Taxes related to Lease related activity
(a)
-
-
(26)
(6)
(1)
Operating Earnings (non-GAAP)
(2)
$
9
$
5
$
25
$
13
$
PSEG Fully Diluted Average Shares Outstanding (in millions)
507
507
507
507
507
September 30,
September 30,
Year Ended
PSEG Enterprise/Other
Operating Earnings (non-GAAP) Reconciliation
($ millions, Unaudited)
December 31,
Reconciling Items
Three Months Ended
Nine Months Ended
(a)
Includes the financial impact from positions with forward delivery months.
(b)
Income tax effect calculated at the statutory rate except for NDT related activity which is calculated at the statutory rate plus a 20% tax on income (losses) from qualified
NDT funds.
(c)
Excludes amounts related to Operating Earnings (non-GAAP) reconciling items.
(d)
Net of capitalized interest.